Schedule of Investments(a)
Invesco Real Assets ESG ETF (IVRA)
July 31, 2024
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.50%
Consumer Staples-0.78%
Archer-Daniels-Midland Co.	711	$ 44,089
Energy-18.98%
Cheniere Energy, Inc.	1,527	278,891
Enbridge, Inc. (Canada)(b)	6,994	261,595
Gibson Energy, Inc. (Canada)	4,344	70,940
Kinder Morgan, Inc.	3,849	81,329
ONEOK, Inc.	1,182	98,496
Pembina Pipeline Corp. (Canada)	1,047	40,555
Targa Resources Corp.	1,053	142,450
Williams Cos., Inc. (The)	2,224	95,499
		1,069,755
Materials-11.42%
Agnico Eagle Mines Ltd. (Canada)	1,424	109,811
Canfor Corp. (Canada)(c)	3,357	38,492
Corteva, Inc.	977	54,810
First Quantum Minerals Ltd. (Zambia)	3,134	38,340
International Paper Co.	1,067	49,594
Lundin Mining Corp. (Chile)	2,400	24,218
Newmont Corp.	2,176	106,777
Nutrien Ltd. (Canada)(b)	2,077	106,462
West Fraser Timber Co. Ltd. (Canada)	1,296	114,857
		643,361
Real Estate-61.47%
Alexandria Real Estate Equities, Inc.	1,039	121,864
American Tower Corp.	1,539	339,196
Canadian Apartment Properties REIT (Canada)	3,000	104,238
Crown Castle, Inc.	1,741	191,649
Digital Realty Trust, Inc.	443	66,224
DigitalBridge Group, Inc.(b)	2,283	32,259
Equinix, Inc.	357	282,116
Extra Space Storage, Inc.	516	82,364
Healthpeak Properties, Inc.	5,729	125,007
Host Hotels & Resorts, Inc.	5,030	88,075
Kimco Realty Corp.	8,348	181,402
PotlatchDeltic Corp.(b)	1,810	80,292
Prologis, Inc.	2,877	362,646
Public Storage	697	206,256
Regency Centers Corp.	2,358	158,788
Rexford Industrial Realty, Inc.(b)	2,906	145,620
RioCan REIT (Canada)	8,187	105,964
RLJ Lodging Trust(b)	5,180	48,899
	Shares	Value
Real Estate-(continued)
SBA Communications Corp., Class A	722	$ 158,508
Simon Property Group, Inc.(b)	546	83,778
Summit Hotel Properties, Inc.	6,923	43,892
Sun Communities, Inc.	1,235	156,511
Terreno Realty Corp.(b)	1,468	100,426
Ventas, Inc.	1,859	101,204
Weyerhaeuser Co.	3,049	96,836
		3,464,014
Utilities-6.85%
American Water Works Co., Inc.	780	111,041
Atmos Energy Corp.	905	115,731
CenterPoint Energy, Inc.	1,208	33,522
Essential Utilities, Inc.(b)	3,092	125,690
		385,984
Total Common Stocks & Other Equity Interests (Cost $4,940,068)		5,607,203
Money Market Funds-0.50%
Invesco Government & Agency Portfolio, Institutional Class, 5.22%(d)(e) (Cost $28,128)	28,128	28,128
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $4,968,196)		5,635,331
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-14.81%
Invesco Private Government Fund, 5.30%(d)(e)(f)	230,570	230,570
Invesco Private Prime Fund, 5.48%(d)(e)(f)	603,913	604,094
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $834,664)		834,664
TOTAL INVESTMENTS IN SECURITIES-114.81% (Cost $5,802,860)		6,469,995
OTHER ASSETS LESS LIABILITIES-(14.81)%		(834,567)
NET ASSETS-100.00%		$5,635,428
See accompanying notes which are an integral part of this schedule.

Invesco Real Assets ESG ETF (IVRA)—(continued)
July 31, 2024
(Unaudited)
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at July 31, 2024.
(c)	Non-income producing security.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$32,712	$510,315	$(514,899)	$-	$-	$28,128	$827
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	178,026	2,936,884	(2,884,340)	-	-	230,570	5,179*
Invesco Private Prime Fund	457,878	6,088,047	(5,941,841)	12	(2)	604,094	14,045*
Total	$668,616	$9,535,246	$(9,341,080)	$12	$(2)	$862,792	$20,051

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

This Fund has holdings greater than 10% of net assets in the following country:
Canada	16.91%
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,607,203	$-	$-	$5,607,203
Money Market Funds	28,128	834,664	-	862,792
Total Investments	$5,635,331	$834,664	$-	$6,469,995